UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Item 1. Report to Shareholders

Emerging Markets Corporate Bond Fund	June 30, 2012

The views and opinions in this report were current as of June 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Emerging market corporate bonds posted solid gains in June, largely due to rising investor optimism in the latter half of the month. The period since the fund’s inception on May 24, 2012, was marked at first by risk aversion, fueled by concerns about the European debt crisis, a faltering U.S. recovery, and slowing growth in China. Markets turned optimistic in the latter half of June, however, as European policymakers finally appeared to move closer to a resolution of the eurozone’s long-running debt problems.

As seen in the Performance Comparison table, the Emerging Markets Corporate Bond Fund gained 2.39% since its inception on May 24, 2012. (Returns for the fund’s Advisor Class varied slightly due to its different fee structure.) The fund outperformed the J.P. Morgan Corporate Emerging Market Bond Index Broad Diversified but trailed its Lipper peer group average. (It is important to note that the Lipper average includes a broad array of emerging market bond funds, including sovereign and local currency products, which outperformed the corporate debt market that is the focus of our fund.) Security selection in the industrials and oil sectors aided results versus the J.P. Morgan benchmark, but our retail positions detracted.

We would like to welcome our new shareholders and take this opportunity to review the fund’s rationale and investment approach.

OUR INVESTMENT APPROACH

Emerging market companies are rapidly expanding their global market share, fueled by stronger economic and fiscal dynamics in emerging countries and a broadening investor base. Once relying on equity to capitalize their growth, emerging market companies are now increasingly complementing their funding with debt. The supply of corporate bonds issued in hard currencies such as the U.S. dollar and euro amply exceeds hard currency sovereign bond issuance as countries have reduced their reliance on external financing. The increase in bond issuance also reflects the rising wealth of the emerging market consumer. Emerging market aggregate consumption now exceeds U.S. consumption, and we believe that corporate bonds provide one of the best fixed income opportunities to tap in to a changing global wealth dynamic as the source of emerging market growth rotates from external to domestic demand.

Our investment approach focuses on corporate debt issued by companies domiciled within emerging market countries. Our corporate debt, sovereign, and equity teams collaborate to identify and assess investment opportunities, allowing for a holistic view of corporate debt securities. After careful review, we assign an independent credit rating to each corporate security in which we invest. The sovereign analyst team also overlays an analysis of the country’s economic and operating environments to complement our bottom-up assessment. We strive to limit risk through broad diversification at the sector and country levels, employing a long-term investment horizon that draws on fundamental research to support a low-turnover approach.

Investing in emerging corporate debt is certainly not without risk, including the economic and political risks unique to international investing. However, we believe the Emerging Markets Corporate Bond Fund offers an attractive investment opportunity for investors seeking a combination of current income, capital appreciation, and greater diversification for their fixed income investments and who can accept the volatility inherent in the asset class.

MARKET ENVIRONMENT

Investor sentiment was decidedly upbeat through the first three months of 2012, buoyed by positive economic and political developments. The U.S. economic recovery was progressing nicely amid unexpected strength in manufacturing and employment, the European Central Bank’s two long-term refinancing operations (LTROs) signaled progress on the eurozone debt crisis, and China’s economy seemed to be cooling in an orderly manner to a more sustainable growth rate. Emerging market debt posted solid gains in this environment. Corporate debt markets outpaced hard currency government debt, with the high yield corporate segment delivering exceptional returns.

Risk aversion returned in the second quarter, however, amid signs of a weakening global economy. Much of Europe remained mired in recession, the U.S. recovery showed signs of weakness, and the Chinese slowdown was sharper than expected. Yield-hungry investors were still drawn to emerging market bonds but preferred the safety of hard currency government debt. Investor optimism was renewed in June, driven by signs of concrete progress in addressing the European debt crisis. Emerging market debt produced strong results in the month as investors rotated back to higher-risk, higher-yield assets and emerging market currencies strengthened against the U.S. dollar.

PORTFOLIO REVIEW AND POSITIONING

Before providing a brief overview of the fund’s performance in the five weeks since its inception, it is important to note that we are still building the portfolio and encourage shareholders not to put too much emphasis on such short-term results. With that caveat, security selection in the industrials sector was among our best performance contributors since inception. Chinese property developers were particularly strong against a backdrop of monetary easing and increased mortgage availability for first-time homebuyers. Credit selection in the oil sector was also positive, due in part to our avoidance of companies domiciled in Argentina. Conversely, our underweight allocation to India’s banking sector weighed on results versus our benchmark. This is part of a large underweight to the banking sector based on unfavorable valuations and heightened implementation risk as lending activity is poised to increase. Large developed market banks are likely to restrict lending in emerging countries in an effort to deleverage and meet capital requirements, potentially forcing emerging market banks to increase lending to meet domestic needs.

In terms of portfolio positioning, we are focusing on companies positioned to benefit from a growing middle class and rising domestic consumption, with an emphasis on the retail and industrials sectors. Within retail, we have significant allocations to food-related companies that should gain from rising protein consumption from increasingly wealthy consumers. MHP, Ukraine’s largest poultry producer, is one of our bigger positions in this segment. We also initiated a position in Country Garden, one of China’s largest affordable housing companies. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We are less sanguine about the oil sector and have adopted a modest underweight position relative to the benchmark. Oil prices fell significantly in the second quarter, and we expect continued weakness in the near future due to reduced global demand and increased production in North America. Some of our current holdings in the sector include companies, such as Petroleos de Venezuela and Russia’s Gazprom, that benefit from strong state support, lower production costs, and less direct exposure to cyclical pressures.

Looking at credit quality, we are underweight to AA and A rated issues, primarily due to their relatively rich valuations. The majority of our holdings are in the BBB, BB, and B rated segments as an increasing number of lower-rated firms access the new issue market. Overall, we expect fiscal and structural reforms at the sovereign level in many emerging countries to support continued improvement in credit ratings, which should benefit lower-rated companies.

OUTLOOK

We are optimistic about the prospects for emerging market corporate debt despite recent data suggesting that the global economy is slowing. The U.S. economic recovery is modest in comparison with previous recoveries. So far, however, it has proven resilient in the face of negative developments overseas, reflecting the significant deleveraging of household and corporate budgets and the proactive government policy stance since the onset of the 2008 financial crisis. We expect the continuation of selective monetary easing in China and a careful transition of political leadership to prevent a hard economic landing and support investor risk appetite. While the recent European Council summit has eased some of the concerns surrounding the eurozone debt crisis, we believe several structural issues need to be corrected before stability is restored. Consequently, valuations on some emerging market corporate bonds may be volatile in the near term as eurozone leaders struggle to address sluggish economic growth and high debt levels.

Amid the challenges faced by developed economies, emerging market corporate debt remains well supported from both fundamental and technical standpoints. On average, corporations domiciled in emerging markets benefit from stronger consumption trends, lower debt burdens, and higher cash positions than their developed market peers. Higher-than-expected growth rates in emerging economies also provide a favorable growth tailwind for companies operating in those markets. Overall, we are encouraged that credit fundamentals and economic growth potential in emerging markets are generally favorable relative to many highly indebted developed countries. More attractive yields and enhanced potential for price appreciation reinforce support for the asset class. We believe these characteristics will continue to drive secular capital flows into emerging debt markets over the long term.

Effective security selection is becoming increasingly important as the international bond market grows in size, complexity, and maturity. We believe that the extended reach of T. Rowe Price’s global credit and equity research platforms, combined with our emphasis on cross functional collaboration, gives our portfolio managers a critical edge in evaluating opportunities and risks in the global bond market.

Respectfully submitted,

Michael J. Conelius
Portfolio manager and chairman of the fund’s Investment
Advisory Committee

July 26, 2012

The committee chairman has day-to-day responsibility for the portfolio and works with committee members in developing and executing the fund’s investment program.

RISK OF INTERNATIONAL BOND INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets, including unpredictable changes in currency values. Investments in emerging markets are subject to abrupt and severe price declines and should be regarded as speculative. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Some countries also have legacies of hyperinflation, currency devaluations, and governmental interference in markets.

International investments are subject to currency risk, a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund’s holdings can be significant and long-lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are unpredictable, and it is not possible to effectively hedge the currency risks of many developing countries.

Bonds are also subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in response to a one-percentage-point rise in rates, and vice versa.

J.P. Morgan Corporate Emerging Market Bond Index Broad Diversified: An unmanaged index that tracks U.S. dollar-denominated debt issued by emerging market corporations.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Weighted average effective duration (years): A measure of a portfolio’s price sensitivity to changes in interest rates. Portfolios with longer weighted-average effective durations are more sensitive to changes in interest rates than securities of shorter durations.

Weighted average maturity: A measure of a fund’s sensitivity to interest rates. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Performance and Expenses

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Par/Shares	Value
BRAZIL 14.1%		
Corporate Bonds 14.1%		
Banco Bradesco/Cayman Islands, 4.125%, 5/16/16 (USD) (1)	200,000	208
Banco do Estado do Rio Grande do Sul, 7.375%, 2/2/22 (USD)	200,000	209
BRF - Brasil Foods, 5.875%, 6/6/22 (USD) (1)	200,000	207
Centrais Eletricas Brasileiras, 5.75%, 10/27/21 (USD)	200,000	220
Embraer, 5.15%, 6/15/22 (USD)	80,000	82
General Shopping Finance, 10.00%, 11/29/49 (USD)	100,000	98
Itau Unibanco Holding, 5.65%, 3/19/22 (USD)	200,000	201
Minerva Luxembourg, 12.25%, 2/10/22 (USD)	200,000	209
Net Servicos de Comunicacao, 7.50%, 1/27/20 (USD)	100,000	115
Odebrecht Finance, 7.00%, 4/21/20 (USD)	100,000	110
Petrobras International Finance, 5.375%, 1/27/21 (USD)	250,000	271
Petrobras International Finance, 6.75%, 1/27/41 (USD)	50,000	59
Virgolino de Oliveira, 11.75%, 2/9/22 (USD)	200,000	179
Votorantim Overseas, 7.75%, 6/24/20 (USD)	100,000	117
Total Brazil (Cost $2,224)		2,285
CHILE 0.9%		
Corporate Bonds 0.9%		
Banco del Estado, 3.875%, 2/8/22 (USD)	150,000	153
Total Chile (Cost $152)		153
CHINA 12.4%		
Corporate Bonds 12.4%		
Central China Real Estate, 12.25%, 10/20/15 (USD)	100,000	105
China Resources Gas Group, 4.50%, 4/5/22 (USD)	200,000	207
China Shanshui Cement Group, 8.50%, 5/25/16 (USD)	200,000	197
Country Garden Holdings, 10.50%, 8/11/15 (USD)	200,000	209
ENN Energy Holdings, 6.00%, 5/13/21 (USD)	200,000	202

Kaisa Group Holdings, 13.50%, 4/28/15 (USD)	200,000	192
KWG Property Holdings, 12.50%, 8/18/17 (USD)	100,000	97
Mega Advance Investments, 5.00%, 5/12/21 (USD)	200,000	214
Tencent Holdings, 4.625%, 12/12/16 (USD)	200,000	207
West China Cement, 7.50%, 1/25/16 (USD)	200,000	181
Yancoal International Resources Development 5.73%, 5/16/22 (USD)	200,000	196
Total China (Cost $1,947)		2,007

COLOMBIA 1.3%

Corporate Bonds 1.3%

Bancolombia, 5.95%, 6/3/21 (USD)	100,000	107
Pacific Rubiales Energy, 7.25%, 12/12/21 (USD)	100,000	109
Total Colombia (Cost $213)		216

GEORGIA 2.5%

Corporate Bonds 2.5%

Bank of Georgia, 7.75%, 7/5/17 (USD) (1)	200,000	199
Georgian Railway, 7.75%, 7/11/22 (USD) (1)	200,000	201
Total Georgia (Cost $399)		400

HONG KONG 5.1%

Corporate Bonds 5.1%

Howes Capital, 4.75%, 4/10/17 (USD)	200,000	204
Hutchison Whampoa International 11, 4.625%, 1/13/22 (USD)	200,000	211
PCCW - HKT Capital No. 4, 5.75%, 4/17/22 (USD)	200,000	199
Wiseyear Holdings, 5.00%, 2/15/17 (USD)	200,000	208
Total Hong Kong (Cost $805)		822

INDIA 1.8%		
Corporate Bonds 1.8%		
Bank of Baroda (London), 5.00%, 8/24/16 (USD)	200,000	202
ICICI Bank, FRN, 6.375%, 4/30/22 (USD)	100,000	90
Total India (Cost $292)		292
INDONESIA 3.9%		
Corporate Bonds 3.9%		
Indosat Palapa, 7.375%, 7/29/20 (USD)	100,000	109
Listrindo Capital, 6.95%, 2/21/19 (USD)	200,000	205
Pertamina, 6.50%, 5/27/41 (USD) (1)	200,000	212
PT Adaro Indonesia, 7.625%, 10/22/19 (USD)	100,000	107
Total Indonesia (Cost $623)		633
ISRAEL 1.3%		
Corporate Bonds 1.3%		
Israel Electric, 7.25%, 1/15/19 (USD)	200,000	205
Total Israel (Cost $207)		205
ITALY 0.4%		
Corporate Bonds 0.4%		
Wind Acquisition, PIK, 12.25%, 7/15/17 (USD) (1)	100,000	69
Total Italy (Cost $73)		69
JAMAICA 1.3%		
Corporate Bonds 1.3%		
Digicel, 10.50%, 4/15/18 (USD) (1)	100,000	104

NIGERIA 1.3%		
Corporate Bonds 1.3%		
Afren, 11.50%, 2/1/16 (USD)	200,000	215
Total Nigeria (Cost $212)		215
PERU 3.5%		
Corporate Bonds 3.5%		
Banco Credito del Peru, 5.375%, 9/16/20 (USD)	200,000	208
Corp Lindley, 6.75%, 11/23/21 (USD)	150,000	163
Southern Copper, 5.375%, 4/16/20 (USD)	75,000	84
Southern Copper, 7.50%, 7/27/35 (USD)	100,000	116
Total Peru (Cost $560)		571
PHILIPPINES 1.4%		
Corporate Bonds 1.4%		
Power Sector Assets & Liabilities, 7.39%, 12/2/24 (USD)	100,000	130
SM Investments, 5.50%, 10/13/17 (USD)	100,000	102
Total Philippines (Cost $228)		232
POLAND 1.3%		
Corporate Bonds 1.3%		
Eileme 2, 11.625%, 1/31/20 (USD)	200,000	207
Total Poland (Cost $199)		207
RUSSIA 12.2%		
Corporate Bonds 12.2%		
Alfa Bank, 7.875%, 9/25/17 (USD)	100,000	101
Alrosa Finance, 7.75%, 11/3/20 (USD)	200,000	211
Gazprom, 7.288%, 8/16/37 (USD)	100,000	114

Lukoil International Finance, 7.25%, 11/5/19 (USD)	100,000	113
Metalloinvest Finance, 6.50%, 7/21/16 (USD)	200,000	200
MTS International Funding, 8.625%, 6/22/20 (USD)	100,000	115
Promsvyazbank Finance, 6.20%, 4/25/14 (USD)	200,000	196
Sberbank, 4.95%, 2/7/17 (USD)	200,000	204
Severstal, 6.70%, 10/25/17 (USD)	100,000	101
TMK Capital, 7.75%, 1/27/18 (USD)	200,000	191
TNK-BP Finance, 6.625%, 3/20/17 (USD)	100,000	109
Transneft, 8.70%, 8/7/18 (USD)	100,000	125
VimpelCom, 7.748%, 2/2/21 (USD)	200,000	194
Total Russia (Cost $1,933)		1,974
SOUTH AFRICA 3.6%		
Corporate Bonds 3.6%		
Eskom Holdings, 5.75%, 1/26/21 (USD)	200,000	220
Sappi Papier Holding, 7.75%, 7/15/17 (USD) (1)	200,000	203
Standard Bank, 8.125%, 12/2/19 (USD)	150,000	164
Total South Africa (Cost $576)		587
SOUTH KOREA 1.3%		
Corporate Bonds 1.3%		
Hyundai Capital America, 4.00%, 6/8/17 (USD)	200,000	207
Total South Korea (Cost $205)		207
THAILAND 1.3%		
Corporate Bonds 1.3%		
PTTEP Canada International Finance, 6.35%, 6/12/42 (USD) (1)	200,000	211
Total Thailand (Cost $200)		211

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $15,691)	$	15,974
Receivable for shares sold		557
Interest receivable		278
Cash		110
Due from affiliates		12
Other assets		1
Total assets		16,932
Liabilities		
Payable for investment securities purchased		709
Due to affiliates		16
Other liabilities		8
Total liabilities		733
NET ASSETS	**$**	**16,199**
Net Assets Consist of:		
Accumulated undistributed net realized gain	$	1
Net unrealized gain		281
Paid-in capital applicable to 1,589,112 shares of $0.01 par value capital stock outstanding; 4,500,000,000 shares of the Corporation authorized		15,917
NET ASSETS	**$**	**16,199**
NET ASSET VALUE PER SHARE		
Investor Class		
($15,941,162 / 1,563,798 shares outstanding)	**$**	**10.19**
Advisor Class		
($258,065 / 25,314 shares outstanding)	**$**	**10.19**

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

		5/24/12 Through 6/30/12
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$	66
Net realized gain		1
Change in net unrealized gain		281
Increase in net assets from operations		348
Distributions to shareholders		
Net investment income		
Investor Class		(65)
Advisor Class		(1)
Decrease in net assets from distributions		(66)
Capital share transactions*		
Shares sold		
Investor Class		15,599
Advisor Class		252
Distributions reinvested		
Investor Class		66
Advisor Class		1
Shares redeemed		
Investor Class		(1)
Increase in net assets from capital share transactions		15,917
Net Assets		
Increase during period		16,199
Beginning of period		–
End of period	$	**16,199**
Undistributed net investment income		–
*Share information		
Shares sold		
Investor Class		1,557
Advisor Class		25
Distributions reinvested		
Investor Class		7
Increase in shares outstanding		1,589

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Markets Corporate Bond Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks to provide high current income and, secondarily, capital appreciation. The fund has two classes of shares: the Emerging Markets Corporate Bond Fund original share class, referred to in this report as the Investor Class, offered since May 24, 2012, and the Emerging Markets Corporate Bond Fund–Advisor Class (Advisor Class), offered since May 24, 2012. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2012:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At June 30, 2012, approximately 81% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Noninvestment-Grade Debt Securities At June 30, 2012, approximately 52% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in the market’s psychology. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $14,710,000 and $310,000, respectively, for the period ended June 30, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

At June 30, 2012, the cost of investments for federal income tax purposes was $15,691,000. Net unrealized gain aggregated $281,000 at period-end, of which $299,000 related to appreciated investments and $18,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2012, the effective annual group fee rate was 0.30%.

The Investor Class and Advisor Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than the repayment dates indicated in the table below.

Pursuant to this agreement, management fees in the amount of $10,000 were waived and expenses in the amount of $14,000 were reimbursed by Price Associates during the period ended June 30, 2012. Including these amounts, management fees waived and expenses previously reimbursed by Price Associates in the amount of $24,000 remain subject to repayment at June 30, 2012.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the period ended June 30, 2012, expenses incurred pursuant to these service agreements were $20,000 for Price Associates and less than $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2012, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 1,080,129 shares of the Investor Class, and 25,000 shares of the Advisor Class, aggregating 70% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2012